SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934


Date of Report:	December, 1996

CROFF OIL COMPANY
(Exact name of registrant as specified in its charter)


Utah						87-0233535
(State or other jurisdiction			(I.R.S. Employer
or incorporation or				Identification No.)
organization)


1-100
(Commission File Number)


1675 Broadway
Suite 1030
Denver, Colorado  				80202
(Address of principal				(Zip Code)
executive offices)

Registrant's telephone number, including area code:	(801) 628-1963




Item 2.	DISPOSITION OF ASSETS:

	From November 20 to November 26, 1996, Croff Enterprises, Inc. distributed to its shareholders the Preferred "B" shares which had been authorized by its
Board in a Meeting on February 28, 1996.  The shares were distributed with the Annual Report and a Question and Answer format explaining what the shares were and how they are transferred.  The shares are distributed on a one for one basis with the common shares, so each shareholder holds an equal number of common and Preferred "B" shares.

	The Board of Directors determined not to have the Company set the price for buying and selling the Preferred "B" shares, for the treasury, but to create a company clearinghouse allowing the purchase and sale of these shares between shareholders at the bid and asked price submitted by shareholders.
This would allow trades at an arms length price to the highest bidder, with the Company acting only as a clearinghouse for the sellers
and bidders.  These shares are restricted from public trading and the Company acts as its own transfer agent with respect to these shares.  The Board of
Directors will monitor this intracompany market to determine if the Company needs to buy or sell these shares to create a better market in the future.


Item 8.	EXHIBITS

	The Question and Answer format and a sample certificate are attached hereto as
Exhibits A and B.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:
(Gerald L. Jensen)
President
Croff Oil Company
1675 Broadway, Suite 1030
Denver, Colorado  80202


EXHIBIT A

YOUR RESTRICTED PREFERRED STOCK CERTIFICATE IS ENCLOSED.
THIS IS A VALUABLE INSTRUMENT: PLEASE KEEP IT IN A SAFE
PLACE AND READ THE INFORMATION BELOW

QUESTIONS AND ANSWERS FOR CROFF ENTERPRISES, INC.
PREFERRED "B" SHAREHOLDERS

QUESTION:
1.	What are the Croff Enterprises, Inc. Preferred "B" Shares?

ANSWER:
	The Croff Enterprises, Inc. Preferred "B" Shares were created by the action of the shareholders at a shareholder's meeting held on February 28, 1996.  At this meeting the shareholders approved the creation of the Preferred Class "B"
Shares, the Preferred Class "A" Shares, (no Class "A" Shares have been issued)
and the change of the name from Croff Oil Company to Croff Enterprises, Inc.
The oil and gas assets of the Company were pledged for the benefit of the
Class "B" Preferred Shares, effective upon issue.  Each shareholder holding a common share will receive one Preferred Share for each common share owned, without charge or reduction to your present shareholder interest.  The purpose of the Preferred "B" Shares is to preserve the oil and gas assets of the
Company for the existing shareholders of the Company.  The Company is now attempting to expand into other businesses in order to create a larger Company with an active trading market for the common shares.  An acquisition will decrease your percentage ownership in the common shares.

QUESTION:
2.	How many Preferred "B" Shares do I receive?

ANSWER:
	You will receive one Preferred "B" Share for each common share which you currently hold. Remember that the stock was reverse split in 1991, so if you have a red certificate, you will receive one Preferred "B" Share for each number shown on that certificate. If you hold the old green certificates, issued prior to the 1991 reverse split, you will receive one Preferred "B"
Share for each 10 shares shown on the green certificate.

QUESTION:
3.	Can I buy and sell Preferred "B" Shares through a broker?

ANSWER:
	Preferred "B" Shares are traded only within a market created by the Company by private sale and are not publicly traded.  You may not, therefore, buy or sell your Preferred "B" Shares through a broker since no public market exists.

QUESTION:
4.	How do I buy and sell the Preferred "B" Shares?

ANSWER:
	The Company acts as its own transfer agent for the Preferred "B" Shares, so they may be transferred by submitting the enclosed "Bid and Ask" Form to the
Company at the address shown on the above letterhead.  There is a $5 charge for each new certificate issued when transferring your Preferred "B" Shares.
Anyone wishing to buy or sell the Preferred "B" shares should send in the enclosed Bid and Ask Form to the Company which will match all sellers with the highest bid price.  The Company will maintain and provide to any shareholder all bids and asked prices for the Preferred Stock.

QUESTION:
5.	What if I want to buy more Preferred "B" Shares?

ANSWER:
	Any shareholder who wishes to increase his holdings of Preferred "B" Shares may do so by completing the "Bid and Ask" Form enclosed with this package.
On the Bid Form, fill out the number of shares and the price you are willing to pay.  This information will be provided to all shareholders who desire to sell their shares and those accepting the offer will then send their shares in for transfer.  Upon payment of the $5 fee and the price on your bid sheet, such Preferred "B" Shares will be transferred and mailed to you.  The minimum bid is for 100 shares.  All shares offered will be sold to the first bidder offering the highest price.  Any shareholders desiring to know the Bid or Ask prices, should call Colleen at (303) 628-1963, who will provide this information to you before you fill out your "Bid and Ask" Form.

QUESTION:
6.	Can I sell the Preferred "B" Share which I have just received for cash?

ANSWER:
	Yes, you may sell your Preferred "B" Shares which you are receiving with this package by following the instructions set out above. Currently, the Company has only the President's bid of $.75 per share for 10,000 shares.
You may wish to wait until the Company has received other bids from shareholders receiving this package. This package is being mailed to all shareholders of the Company at the same time.

QUESTION:
7.	If I hold my Preferred "B" Shares, will they be worth more or less in the future?

ANSWER:
	The value of the Preferred "B" Shares will be dependent upon the price of oil and natural gas in the future and the ability of the management of the Company to use the cash flow from oil and gas assets to acquire additional reserves yielding cash flow from production. Management feels that it can invest the cash flow in acquiring or drilling for oil and gas assets in the future, which management intends to do with the intent to increase the value of the Preferred "B" Shares. However, management has no control over the price of oil and natural gas and there can be no assurance it will be able to invest in oil and gas properties successfully, so as to increase the value of the Preferred "B" Shares in the future.

	If you have any other questions, please feel free to call the Company at
(303) 628-1963.


Exhibit B
                            CROFF ENTERPRISES, INC.

                                 TRANSFER FEE:
      $5.00 PER CERTIFICATE BY THE COMPANY OR ITS DESIGNATED TRANSFER AGENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants in common   UNIF TRANS MIN ACT-.....Custodian......
                                                       (Cust)         (Minor)
     TEN ENT -as tenants by the entireties   under Uniform Transfers to Minors

     JT TEN -as joint tenants with right of 	Act .........................
       survivorship and not as                    		(State)
       tenants in common

       Additional abbreviations also may be used though not in the above list


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE



     For Value Received,_    ___hereby sell, assign and transfer unto


_____________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING  ZIP CODE OF ASSIGNEE
____________________________________________________________________________
____________________________________________________________________________
______________________________________________________________________Shares

of the Preferred "B.' Capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________________________________________Attorney
to transfer the said stock on the books of the within named Corporation, with full power ofsubstitution in the premises.
     Dated -_______________, 19__

					X________________________________________________
					X________________________________________________


Signature Guaranteed:

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate-in every particular, without alteration or enlarge-ment or any changes whatever.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A MEDALLION GUARANTEED SIGNATURE FROM A REGISTERED NATIONAL STOCK EXCHANGE FIRM, OR BY A
COMMERCIAL BANK OR TRUST COMPANY.





  NUMBER                                  		                         SHARES

|        |    CROFF ENTERPRISES, INC .                              |       |

                    INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

                     600,000 AUTHORIZED PREFERRED "B." SHARES


                                               RESTRICTED STOCK

                                 The shares represented by this certificate
                                 have not been registered under the
                                 Securities Act of 1933. The shares have been
                                 acquired for investment. The shares, or any
                                 interest therein, may not be offered, sold or
                                 otherwise transferred in the absence of an
                                 effective Registration Statement for the
                                 shares under the Securities Act of 1933 and
                                 applicable state law; or a prior opinion of
  THIS CERTIFIES THAT            counsel, satisfactory to the issuer, that
                                 registration is not required under such Acts.

   is the owner of


SHARES OF THE PREFERRED "B"  CAPITAL STOCK
     CROFF ENTERPRISES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.

    IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate seal to be hereunto affixed.
	Dated:

                        					(Corporate Seal)

(Edwin W. Peiker)                                (Gerald L. Jensen)
  SECRETARY								                                  PRESIDENT